UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07418

Name of Fund: Legg Mason Global Trust, Inc.
Address of Principal Executive Offices: 100 Light Street, Baltimore, MD 21202

Name and address of agent for service:

Richard M. Wachterman, Esq.
Legg Mason Wood Walker, Incorporated
100 Light Street
Baltimore, MD 21202

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1 — Report to Shareholders

Annual Report to Shareholders

Legg Mason
Global Trust, Inc.

December 31, 2004

Annual Report to Shareholders

To Our Shareholders,

   We are pleased to provide you with Legg Mason Global Trust, Inc.’s annual report for Emerging Markets Trust, Global Income Trust, and International Equity Trust for the year ended December 31, 2004.

   The following table summarizes key statistics for each Fund, as of December 31, 2004. For more information about the differences between the Fund share classes included in this report, contact your Legg Mason Financial Advisor.

Total ReturnA

	6 Months	12 Months

Emerging Markets Trust
Primary ClassB	+28.27%	+20.51%
Global Income Trust
Primary Class	+9.00%	+8.39%
International Equity Trust
Primary ClassC	+17.46%	+20.86%
Financial Intermediary Class	+17.84%	+21.72%
Institutional Class	+18.07%	+22.06%

   PricewaterhouseCoopers LLP, Global Trust’s independent registered public accounting firm, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 2004, are included in this report.

   For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting President

February 11, 2005

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	Emerging Markets’ 6-month performance does not reflect its redemption fee, which consists of 2% of proceeds of shares redeemed or exchanged within 1 year of purchase.

C	International Equity’s performance does not reflect its redemption fee. The Fund’s redemption fee consists of 2% of proceeds of shares redeemed or exchanged within 60 days of purchase.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Emerging Markets Trust

   Average annual total returns for the Fund and its benchmark for various periods ended December 31, 2004, are presented below:

	One	Three	Five	Since
	Year	Years	Years	InceptionA

Emerging Markets Trust
Primary Class	+20.51%	+20.70%	+4.86%	+6.95%
MSCI EMF IndexB	+25.95%	+22.77%	+4.62%	+3.35%
MSCI EAFE IndexC	+20.25%	+11.89%	-1.13%	+4.79%
S&P 500 Stock Composite IndexD	+10.88%	+3.59%	-2.30%	+8.86%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

   Emerging markets continued to outperform the developed markets. The MSCI Emerging Markets Free (EMF) Index return of 25.95% outperformed the S&P 500 Index and the MSCI EAFE Index for the one-, three- and five-year periods ended December 31, 2004. Of the regions within the emerging markets index, Latin America and the Europe, Middle East, Africa (EMEA) region produced returns of 39.6% and 39.3%, respectively, while Asia’s 15.4% return lagged the MSCI EMF Index.

A	The inception date of the Primary Class is May 28, 1996. Index returns are for periods beginning May 31, 1996. It is not possible to invest in an index.

B	The Morgan Stanley Capital International (“MSCI”) Emerging Markets Free (“EMF”) Index is a market-weighted aggregate of 26 individual emerging country indices. The Index takes into account local and market restrictions on share ownership by foreigners.

C	The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio.

D	A market capitalization-weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market.

Annual Report to Shareholders

   The return for the Fund was 20.51%, participating in the strong market but underperforming the index for the year. The shortfall was due principally to poor country allocation across the regions. Stock selection was positive, most notably in South Africa, Russia, Brazil, Thailand and India, although negative stock selection in Taiwan and China detracted from the return.

Batterymarch Financial Management, Inc.

January 26, 2005

Annual Report to Shareholders

Expense Example

Emerging Markets Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2004, and held through December 31, 2004.

Actual Expenses

   The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the	Annualized
	Value	Value	Period	Expense
	7/1/04	12/31/04	7/1/04 to 12/31/04	Ratio

Primary Class
Actual	$1,000.00	$1,282.70	$12.95	2.25%
Hypothetical (5% return before expenses)	1,000.00	1,013.86	11.42

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Emerging Markets Trust

   The following graph compares the Fund’s total return against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods. No adjustment has been made for any income taxes payable by shareholders.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+20.51%	+20.51%
Five Years	+26.76%	+4.86%
Life of Class*	+78.16%	+6.95%
* Inception date: May 28, 1996

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	A market-weighted aggregate of 26 individual emerging country indices. The Index takes into account local and market restrictions on share ownership by foreigners. Index returns are for periods beginning May 31, 1996.

Annual Report to Shareholders

Performance Information

Industry Diversification

December 31, 2004
(Amounts in Thousands)

	% of Net
	Assets	Value

		(000)
Airlines	1.8%	$2,682
Application Software	1.2	1,736
Auto Components	1.7	2,557
Banks	12.7	18,474
Chemicals	2.2	3,209
Communications Equipment	0.7	988
Construction & Engineering	1.7	2,473
Diversified Financials	2.3	3,317
Diversified Telecommunications	4.5	6,556
Electric Utilities	0.5	693
Electronic Equipment & Instruments	0.9	1,280
Food & Drug Retailing	0.4	589
Food Products	2.2	3,227
Household Durables	0.9	1,314
Industrial Conglomerates	6.6	9,577
Insurance	2.3	3,414
Machinery	2.2	3,214
Marine	0.5	702
Media	1.9	$2,845
Metals & Mining	10.1	14,667
Multi-Line Retail	0.5	706
Oil & Gas	10.2	14,917
Paper Products	0.2	310
Pharmaceuticals	1.8	2,661
Real Estate	0.4	533
Semiconductor Equipment & Products	8.2	11,922
Specialty Retail	5.4	7,904
Steel	0.9	1,335
Tobacco	0.7	1,037
Transportation Infrastructure	0.9	1,322
Wireless Telecommunication Services	9.1	13,306
Short-Term Investments	2.7	3,870

Total Investment Portfolio	98.3	143,337
Other Assets Less Liabilities	1.7	2,498

Net Assets	100.0%	$145,835

Annual Report to Shareholders

Portfolio of Investments

Emerging Markets Trust

December 31, 2004
(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 95.6%
Argentina — 0.9%
Tenaris S.A. – ADR	27	$1,335

Brazil — 12.0%
All America Latina Logistica – preferred shares	21	633
Banco Bradesco S.A. – preferred shares	55	1,352
Banco Bradesco S.A. – preferred shares – rights	2	15
Banco do Brasil S.A.	56	679
Brasil Telecom S.A. – ADR	28	427
Braskem S.A. – ADR	12	622
Caemi Mineracao e Metalurgia S.A. – preferred shares	2,366	2,031
Companhia Siderurgica Nacional S.A. (CSN)	49	936
Companhia Vale do Rio Doce – Certificates of Entitlements	11	0	A,B
Companhia Vale do Rio Doce – preferred shares – ADR	34	817
Diagnosticos da America	32	288	A
Gerdau S.A. – preferred shares	38	681
Gol – Linhas Aereas Inteligentes S.A. – ADR	21	682	A
Itausa – Investimentos Itau S.A. – preferred shares	678	1,175
Petroleo Brasileiro S.A. – Petrobras – ADR	124	4,501
Sadia S.A. – preferred shares	375	845
Suzano Petroquimica – preferred shares	149	372
Telemar Norte Leste S.A. – preferred shares	55	1,407
Votorantim Celulose e Papel S.A. – preferred shares	N.M.	1

		17,464

Chile — 1.4%
Empresa Nacional de Electricidad S.A. (Endesa-Chile) – ADR	38	693
Lan Airlines S.A.	41	1,304

		1,997

China — 5.9%
China Eastern Airlines Corporation Limited	1,666	366	A
China Life Insurance Co., Limited	1,294	866	A
China Mobile (Hong Kong) Limited	204	692

Annual Report to Shareholders

	Shares/Par	Value

China — Continued
China Petroleum and Chemical Corporation (Sinopec)	2,614	$1,068
China Shipping Container Lines Company Limited	1,000	402	A
China Telecom Corporation Limited	5,422	1,988
CNOOC Limited	1,540	827
Far East Pharmaceutical Technology Company Limited	4,304	0	B
Jiangxi Copper Company Ltd.	220	124
NWS Holdings Limited	253	374
People’s Food Holdings Limited	416	382
Sinopec Zhenhai Refining and Chemical Company Limited	502	520
Yanzhou Coal Mining Company Limited	402	574
ZTE Corporation	156	505

		8,688

Colombia — 0.3%
Bancolombia S.A. – ADR	34	479

Hungary — 0.4%
MOL Magyar Olaj-es Gazipari Rt.	10	666

India — 5.5%
Ballarpur Industries Limited	142	309
Balrampur Chini Mills Ltd.	85	1,058
Bharat Electronics Ltd.	51	775
Bharat Petroleum Corporation Limited	92	971
Compton Greaves Limited	73	504
Himachal Futuristic Communications, Limited	N.M.	N.M.	A
Jaiprakash Associates Ltd.	187	821
Reliance Industries Ltd.	29	358
Suven Life Sciences Limited	250	562
Tata Motors Limited	80	934
Transgene Biotech Limited	194	733	A,B
Union Bank of India Limited	384	967

		7,992

Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value

Indonesia — 3.4%
PT Bank Central Asia Tbk	1,825	$585
PT Bank Danamon Indonesia Tbk	2,141	1,009
PT Bank Rakyat Indonesia	6,084	1,884
PT Berlian Laju Tanker Tbk	3,800	287
PT Bumi Resources Tbk	13,216	1,139	A

		4,904

Israel — 2.8%
Bank Hapoalim Ltd.	437	1,473
Bank Leumi Le – Israel	266	727
ECI Telecom Limited – ADR	59	483	A
Taro Pharmaceutical Industries Ltd. – ADR	25	841	A
Teva Pharmaceutical Industries Ltd. – ADR	18	525

		4,049

Malaysia — 1.7%
CIMB Berhad	490	690
Proton Holdings Berhad	196	465
Telekom Malaysia Berhad	453	1,383

		2,538

Mexico — 7.3%
Alfa, S.A.	280	1,431
America Movil S.A. de C.V.	1,354	3,559
Grupo Bimbo S.A. de C.V.	341	860
Grupo Elektra, S.A. de C.V. – ADR	14	518
Grupo Mexico S.A. de C.V.	327	1,648	A
Grupo Televisa S.A. – ADR	34	2,072
Urbi, Desarrollos Urbanos, S.A. de C.V.	122	533	A

		10,621

Morocco — 0.6%
Maroc Telecom	72	818	A

Annual Report to Shareholders

	Shares/Par	Value

Poland — 2.2%
Bank Przemyslowo-Handlowy BPH	3	$495
KGHM Polska Miedz S.A.	41	421	A
Polski Koncern Naftowy Orlen S.A.	120	1,507
TVN S.A.	60	773	A

		3,196

Russia — 4.5%
AO VimpelCom – ADR	27	987	A
Aricom plc	46	33	A
Gazprom – ADR	25	891	C
Lukoil – ADR	15	1,797
Lukoil – ADR	1	121	C
Mechel Steel Group OAO – ADR	21	478	A
Mobile Telesystems – ADR	7	1,025
Peter Hambro Mining plc	62	600	A
Sberbank RF	1	639

		6,571

South Africa — 13.3%
ABSA Group Limited	110	1,482
African Bank Investment Limited	321	1,041
Barloworld Limited	47	893
Bidvest Group Limited	70	999
Edgars Consolidated Stores Limited	34	1,826
Ellerine Holdings Limited	75	748
FirstRand Limited	532	1,259
Foschini Limited	262	1,859
Imperial Holdings Limited	64	1,186
Ispat Iscor Limited	132	1,532
JD Group Limited	147	1,767
MTN Group Limited	295	2,272
Sasol Limited	120	2,566

		19,430

South Korea — 17.6%
CJ Home Shopping	10	573
Daewoo Heavy Industries & Machinery Ltd.	57	442	A

Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value

South Korea — Continued
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	45	$665
Dongbu Insurance Co., Ltd.	115	842
Hana Bank	20	497
Hanwha Corporation	64	853
Hyundai Department Store Co., Ltd.	22	706
Hyundai Mipo Dockyard Co., Ltd.	16	544
Hyundai Mobis	17	1,088
Jusung Engineering Co., Ltd.	60	607	A
Kookmin Bank – ADR	20	770	A
Korea Zinc Co., Ltd.	38	1,168
KT&G Corporation	35	1,037
Kumho Industrial Co., Ltd.	77	1,003
LG Corp.	44	723
LG Electronics Inc.	13	793
LG Engineering & Construction Corp.	29	800
LG Industrial Systems Co., Ltd.	36	630	A
NCsoft Corporation	9	742	A
ORION Corp.	4	463
POSCO	11	1,994
Samsung Electronics Co., Ltd.	15	6,656
Samsung Electronics Co., Ltd. – preferred shares	4	1,032
SFA Engineering Corp.	22	352
Shinhan Financial Group Co., Ltd.	19	429
SK Telecom Co., Ltd. – ADR	12	265

		25,674

Taiwan — 11.0%
ASE Test Limited – ADR	19	127	A
Asia Cement Corporation	400	282
Cathay Financial Holding Co., Ltd.	669	1,368
China Development Financial Holding Corporation	1,226	590
China Trust Financial Holding Company Ltd.	557	664
Chungwha Telecom Co., Ltd.	271	533
EVA Airways Corp.	670	329
Evergreen Marine Corporation	695	702
First Financial Holding Co., Ltd.	1,453	1,243	A

Annual Report to Shareholders

	Shares/Par	Value

Taiwan — Continued
Formosa Chemicals & Fibre Corporation	528	$1,005
High Tech Computer Corp.	45	217
King Yuan Electronics Co., Ltd.	484	329
Phoenix Precision Technology Corporation	1,675	985
Radiant Opto-Electronics Corporation	153	385
Siliconware Precision Industries Company	958	790
Siliconware Precision Industries Company – ADR	298	1,221
Taishin Financial Holdings Co., Ltd.	613	574
Taiwan Cellular Corp.	387	432
Taiwan Cement Corporation	867	570
Taiwan Semiconductor Manufacturing Company Ltd.	1,101	1,749
Taiwan Semiconductor Manufacturing Company Ltd. – ADR	29	248
United Microelectronics Corporation	813	524
Wistron Corporation	428	205
Yuanta Core Pacific Securities Co.	1,362	1,033

		16,105

Thailand — 2.5%
Advanced Info Service Public Company Limited	656	1,807
Quality Houses Publications Co. – warrant	314	0	A,B
Total Access Communication Public Company Limited	516	1,828	A

		3,635

Turkey — 2.3%
Akbank T.A.S.	48,474	300
Aksigorta A.S.	84,516	339
Denizbank A.S.	196,335	454	A
Eregli Demir ve Celik Fabrikalari T.A.S. (Erdemir)	108,320	490
Tansas Perakende Magazacilik Ticaret A.S.	253,532	301	A
Turk Sise ve Cam Fabrikalari A.S. (Sisecam)	78,331	216
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	63,175	440	A

Annual Report to Shareholders

Portfolio of Investments — Continued

Emerging Markets Trust — Continued

	Shares/Par	Value

Turkey — Continued
Türkiye Sinai Kaklinma Bankasi A.S.	83,161	$460	A
Vestel Electronik Sanayi ve Ticaret A.S.	79,207	305	A

		3,305

Total Common Stock and Equity Interests (Identified Cost — $109,979)		139,467

Repurchase Agreements — 2.7%
Bank of America
2%, dated 12/31/04, to be repurchased at $1,935 on 1/3/05 (Collateral: $1,785 Fannie Mae bank notes, 6%, due 5/15/11, value $1,981)	$1,935	1,935
Goldman, Sachs & Company
2.18%, dated 12/31/04, to be repurchased at $1,935 on 1/3/05 (Collateral: $1,896 Fannie Mae mortgage-backed securities, 6%, due 11/1/34, value $1,984)	1,935	1,935

Total Repurchase Agreements (Identified Cost — $3,870)		3,870

Total Investments — 98.3% (Identified Cost — $113,849)		143,337
Other Assets Less Liabilities — 1.7%		2,498

Net Assets — 100.0%		$145,835

A	Non-income producing.
B	Illiquid security valued at fair value under procedures adopted by the Board of Directors.

C	Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.7% of net assets.

N.M. — Not meaningful.

ADR — American Depository Receipt.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Emerging Markets Trust

December 31, 2004
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $109,979)	$139,467
Short-term securities at value (Identified Cost – $3,870)	3,870

Total investments		$143,337
Cash and foreign currencies		1,230

Receivable for:
Fund shares sold		525
Securities sold		1,485
Dividend and interest income		550

		147,127

Liabilities:

Payable for:
Fund shares repurchased	61
Securities purchased	739

Due to:
Manager	84
Distributor	117
Accrued expenses	120
Payable for foreign capital gain taxes	171

		1,292

Net Assets		$145,835

Net assets consist of:

Accumulated paid-in-capital applicable to:
8,734 Primary Class shares outstanding	$111,284
Undistributed net investment income/(loss)	(36)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	5,243
Unrealized appreciation/(depreciation) of investments and foreign currency translations	29,344A

Net Assets		$145,835

Net Asset Value Per Share:
Primary Class		$16.70

A	Net of deferred taxes of $165. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Emerging Markets Trust

For the Year Ended December 31, 2004
(Amounts in Thousands)

Investment Income:
Dividends	$2,843
Interest	36
Less foreign tax withheld	(300)

Total income			$2,579

Expenses:
Management fees	1,156
Distribution and service fees	1,156
Audit and legal fees	53
Custodian fees	443
Directors’ fees and expenses	17
Registration fees	31
Reports to shareholders	37
Transfer agent and shareholder servicing expense	115
Other expenses	22

	3,030
Less fees waived	(360)

Total expenses, net of waivers			2,670

Net Investment Income/(Loss)			(91)

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
Investments	18,911	A
Foreign currency transactions	(278)

			18,633

Change in unrealized appreciation/(depreciation) of:
Investments, options and futures	4,822	B
Assets and liabilities denominated in foreign currencies	14

			4,836

Net Realized and Unrealized Gain/(Loss) on Investments			23,469

Change in Net Assets Resulting From Operations			$23,378

A	Net of foreign taxes of $842. See Note 1 to the financial statements.

B	Net of deferred foreign taxes of $165. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Emerging Markets Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/04	12/31/03

Change in Net Assets:
Net investment income/(loss)	$(91)	$258
Net realized gain/(loss) on investments and foreign currency transactions	18,633	5,338
Change in unrealized appreciation/(depreciation) of investments and assets and liabilities denominated in foreign currencies	4,836	30,825

Change in net assets resulting from operations	23,378	36,421
Distributions to shareholders from net realized gains	(7,822)	—
Change in net assets from Fund share transactions	34,076	7,921

Change in net assets	49,632	44,342

Net Assets:
Beginning of year	96,203	51,861

End of year	$145,835	$96,203

Undistributed net investment income/(loss)	$(36)	$(22)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Emerging Markets Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2004		2003		2002		2001		2000

Net asset value, beginning of year	$14.69		$8.64		$10.08		$9.74		$14.00

Investment operations:
Net investment income/(loss)	(.01	)A	.05A		(.03	) A	(.05	) A	(.18	) A
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	2.98		6.00		(1.41)		.39		(4.07)

Total from investment operations	2.97		6.05		(1.44)		.34		(4.25)

Distributions:
From net investment income	—		—		—		—		(.01)
From net realized gain on investments	(.96)		—		—		—		—

Total distributions	(.96)		—		—		—		(.01)

Net asset value, end of year	$16.70		$14.69		$8.64		$10.08		$9.74

Ratios/supplemental data:
Total return	20.51%		70.26%		(14.29)%		3.49%		(30.35)%
Expenses to average net assets	2.31%A		2.50	% A	2.50	% A	2.50	% A	2.50	% A
Net investment income/(loss) to average net assets	(.08	)% A	.40	%A	(.17	)% A	(.36	)% A	(1.19	)% A
Portfolio turnover rate	149%		169%		78%		64%		100%
Net assets, end of year (in thousands)	$145,835		$96,203		$51,861		$66,647		$74,868

A	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.25% until April 30, 2005. Prior to April 1, 2004, the voluntary expense limitation was 2.50% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2004, 2.62%; 2003, 2.99%; 2002, 2.96%; 2001, 2.83%; and 2000, 2.58%.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Global Income Trust

   Average annual total returns for the Fund for various periods ended December 31, 2004, are presented below, along with its prior and current benchmarks.

	One	Five	Ten	Since
	Year	Years	Years	InceptionA

Global Income Trust
Primary Class	+8.39%	+5.18%	+5.97%	+5.54%
Lehman Global Aggregate Index (50% Hedged)B	+7.08%	+7.64%	N/A	N/A
Citigroup World Government Ex-U.S. Index (Hedged)C	+5.17%	+5.90%	+8.39%	+7.64%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

   The Fund posted a return of 8.39% for the twelve months ended December 31, 2004, compared to 7.08% for the Lehman Global Aggregate Index (50% hedged to U.S. dollars) as it benefited from our duration and sector strategies. During the first half of the year we maintained an underweight in U.S. duration which contributed to performance when yields rose sharply on the back of strong employment gains and growing expectations that the Fed would hike interest rates more rapidly. In May we established overweight positions at the front end of the curve as we felt that the market was beginning to price too aggressive a

A	The inception date of the Primary Class is April 16, 1993. Index returns are for periods beginning March 31, 1993. It is not possible to invest in an index.

B	This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. The inception date of this index is January 1, 1999.

C	An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

Annual Report to Shareholders

swing in monetary policy for the immediate future, and this position was rewarded by the subsequent decline in yields, from the middle of June onwards, when data on economic activity came in softer and inflation remained fairly subdued. Towards the end of the summer we moved back to a modest underweight position in U.S. duration as market valuation has again, in our view, moved to an extreme. In Europe and in Japan, duration exposures have consistently stayed on one side of the index: in Europe we have remained long duration throughout the year, and in Japan we remained short. Both positions contributed positively to performance.
   Within Europe we added value by maintaining our positions in Danish and Swedish government and mortgage bonds. Our intermediate U.K. and long Norwegian government bonds also contributed positively to performance.
   Sector decisions too boosted performance, our allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) and our overweight exposures in high yield and emerging markets contributed to performance throughout the year. Our underweight in swap-related sectors had no discernable impact on performance. Exposure to mortgages also had a limited impact on performance as the positive performance effect of our overweight exposure to mortgages in the second quarter was neutralized by the negative performance of our underweight position in the fourth quarter as spreads continued to tighten during the year.
   Finally, currency strategy of a modest underweight in the U.S. dollar against overweight positions in euro, Australian dollar and Japanese yen, had a positive impact on performance.

Western Asset Management Company

January 26, 2005

Annual Report to Shareholders

Expense Example

Global Income Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2004, and held through December 31, 2004.

Actual Expenses

   The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expenses PaidA
	Account	Account	During the	Annualized
	Value	Value	Period	Expense
	7/1/04	12/31/04	7/1/04 to 12/31/04	Ratio

Primary Class:
Actual	$1,000.00	$1,090.00	$7.38	1.40%
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

Global Income Trust

   The following graphs compare the Fund’s total returns against those of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares of the Fund for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods. No adjustment has been made for any income taxes payable by shareholders.

Annual Report to Shareholders

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+8.39%	+8.39%
Five Years	+28.76%	+5.18%
Ten Years	+78.54%	+5.97%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. This graph is provided for illustrative purposes only due to the lack of operating history of the new benchmark: The Lehman Global Aggregate Bond Index.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	This index provides a broad-based measure of the international investment grade bond market, combining the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Asian-Pacific Aggregate Index. The Index also includes euro-dollar and euro-yen corporate bonds, Canadian government securities, and investment grade Rule 144a bonds. The Index hedges the currency back to 50% in dollars and leaves 50% in local currency. Returns are for periods beginning January 1, 1999.

Annual Report to Shareholders

Portfolio Composition (as of December 31, 2004)

S&P RatingsC(as a percentage of market value)

Maturity Schedule (as a percentage of the portfolio)

C	Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.

Annual Report to Shareholders

Portfolio of Investments

Global Income Trust

December 31, 2004
(Amounts in Thousands)

	Rate	Maturity Date	ParA	Value

Long-Term Securities — 83.0%
British Sterling — 3.2%
Corporate Bonds and Notes — 2.9%
Auto Parts and Equipment — 0.3%
GKN Holdings plc	6.750%	10/28/19	67	$135

Banks — 0.2%
Royal Bank of Scotland plc	6.200%	3/29/49	50	104

Diversified Financial Services — 1.6%
Annington Finance No. 4	8.070%	1/10/23	80	190
Company Operative Bank plc	5.875%	4/2/19	50	97
Investec plc	7.750%	3/1/16	60	122	B
Irish Nationwide Building Society	5.875%	12/15/08	50	98
Mellon Funding Corporation	6.375%	11/8/11	116	239

				746

Diversified Services — 0.3%
Enodis plc	10.375%	4/15/12	20	43
Marks & Spencer Group plc	5.625%	3/24/14	57	103

				146

Insurance — 0.3%
Royal & Sun Alliance Insurance Group plc	8.500%	7/29/49	53	116

Special Purpose — 0.2%
Dignity Finance plc	8.151%	12/31/30	40	97

Total Corporate Bonds and Notes				1,344

Government Obligations — 0.3%
United Kingdom of Great Britain and Northern Ireland	8.000%	6/7/21	50	134

Total British Sterling				1,478

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

Canadian Dollar — 1.4%
Government Obligations — 1.4%
Indexed Securities — 1.4%
Canadian Real Return Bond	4.000%	12/1/31	541	$629	C

Euro — 8.9%
Corporate Bonds and Notes — 1.7%
Auto Parts and Equipment — 0.1%
Lear Corporation	8.125%	4/1/08	30	45

Banking and Finance — 0.2%
Banco Bradesco S.A.	8.000%	4/15/14	50	73

Containers and Packaging — 0.1%
Clondalkin Industries B.V.	8.000%	3/15/14	37	53	D

Diversified Services — 0.1%
BAT International Finance plc	5.125%	7/9/13	45	64

Manufacturing (Diversified) — 0.9%
Tyco International Group S.A.	6.125%	4/4/07	260	376
Samsonite Corporation	6.551%	6/1/10	25	36	E

				412

Special Purpose — 0.3%
Ahold Finance USA, Inc.	5.875%	3/14/12	55	79
Eco-Bat Finance Ltd.	10.125%	1/31/13	20	31	D
Valentia Telecommunications Limited	7.250%	8/15/13	17	26

				136

Total Corporate Bonds and Notes				783

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

	Rate	Maturity Date	ParA	Value

Euro — Continued
Asset-Backed Securities — 0.4%
Indexed SecuritiesE — 0.4%
First Italian Auto Transaction SPA-7	2.429%	7/1/08	33	$45
Second Italian Auto Transaction SPA-2	2.419%	7/1/10	109	148

Total Asset-Backed Securities				193

Mortgage-Backed Securities — 1.9%
Indexed SecuritiesE — 1.9%
Dutch MBS 2001I B.V.	2.414%	4/1/73	310	421
Hipocat 5	2.398%	11/30/33	304	412

Total Mortgage-Backed Securities				833

Government Obligations — 4.9%
Federal Republic of Germany	4.750%	7/4/34	190	277
Kingdom of Belgium	5.000%	3/28/35	1,300	1,957

Total Government Obligations				2,234

Total Euro				4,043

Hungarian Forint — 1.1%
Government Obligations — 1.1%
Republic of Hungary	7.000%	4/12/06	37,190	201
Republic of Hungary	8.250%	10/12/09	42,500	238
Republic of Hungary	6.750%	2/12/13	15,880	85

Total Hungarian Forint				524

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

Japanese Yen — 6.3%
Government Obligations — 6.3%
Government of Japan	1.300%	6/20/12	148,000	$1,466
Government of Japan	1.400%	12/20/13	73,000	716
Government of Japan	2.400%	6/20/24	68,000	703

Total Japanese Yen				2,885

Norwegian Krone — 0.8%
Government Obligations — 0.8%
Kingdom of Norway	6.500%	5/15/13	1,860	364

Polish Zloty — 1.4%
Government Obligations — 1.4%
Government of Poland	6.000%	5/24/09	1,935	638

Swedish Krona — 4.4%
Corporate Bonds and Notes — 4.4%
Banking and Finance — 4.4%
AB Spintab	6.000%	4/20/09	12,000	1,985

United States Dollar — 55.5%
Corporate Bonds and Notes — 22.8%
Aerospace/Defense — 0.4%
Northrop Grumman Corporation	4.079%	11/16/06	35	35
Systems 2001 Asset Trust	6.664%	9/15/13	135	150	D

				185

Banking and Finance — 2.9%
Boeing Capital Corporation	5.750%	2/15/07	280	292
Ford Motor Credit Company	6.875%	2/1/06	250	257
Ford Motor Credit Company	7.375%	10/28/09	150	162
Ford Motor Credit Company	7.375%	2/1/11	50	54
General Motors Acceptance Corporation	5.625%	5/15/09	410	410

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Banking and Finance — Continued
Household Finance Corporation	8.000%	7/15/10	50	$59
Household Finance Corporation	7.000%	5/15/12	80	91

				1,325

Banks — 0.6%
Bank of America Corporation	7.400%	1/15/11	80	93
Bank One Corporation	5.900%	11/15/11	180	193

				286

Cable — 1.3%
Comcast Cable Communications, Inc.	6.750%	1/30/11	155	174
Comcast Corporation	6.500%	1/15/15	155	172
Cox Communications, Inc.	7.125%	10/1/12	195	219
CSC Holdings Inc.	7.625%	4/1/11	1	1
CSC Holdings Inc.	7.875%	2/15/18	20	22
CSC Holdings Inc.	7.625%	7/15/18	3	3

				591

Casino Resorts — 0.3%
Harrah’s Operating Company, Inc.	7.875%	12/15/05	30	31
MGM MIRAGE	8.500%	9/15/10	20	23
MGM MIRAGE	6.750%	9/1/12	20	21
Caesars Entertainment, Inc.	8.125%	5/15/11	7	8
Caesars Entertainment, Inc.	7.000%	4/15/13	8	9
Station Casinos, Inc.	6.000%	4/1/12	20	20

				112

Chemicals — 0.2%
FMC Corporation	10.250%	11/1/09	8	9
IMC Global Inc.	10.875%	6/1/08	4	5
IMC Global Inc.	11.250%	6/1/11	20	23
Lyondell Chemical Company	9.625%	5/1/07	3	3
MacDermid, Incorporated	9.125%	7/15/11	24	27

				67

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Coal — 0.1%
Peabody Energy Corporation	6.875%	3/15/13	38	$41

Computer Services and Systems — 0.3%
Electronic Data Systems Corporation	7.125%	10/15/09	110	121

Containers and Packaging — N.M.
Cascades Inc.	7.250%	2/15/13	7	7	F

Diversified Financial Services — 0.5%
Citigroup Inc.	4.250%	7/29/09	240	243

Diversified Services — N.M.
SPX Corporation	7.500%	1/1/13	5	5

Electric — 1.5%
Duke Energy Corporation	3.750%	3/5/08	200	200
FirstEnergy Corp.	6.450%	11/15/11	190	206
FirstEnergy Corp.	7.375%	11/15/31	70	80
Orion Power Holdings, Inc.	12.000%	5/1/10	26	33
The AES Corporation	8.750%	6/15/08	6	7
The AES Corporation	9.500%	6/1/09	17	19
The AES Corporation	8.875%	2/15/11	7	8
The AES Corporation	8.750%	5/15/13	65	74	D
The Cleveland Electric Illuminating Company	5.650%	12/15/13	40	41

				668

Energy — 0.9%
Calpine Generating Company, LLC	11.169%	4/1/11	14	14	E
Calpine Generating Company, LLC	11.500%	4/1/11	16	15
Pacific Gas and Electric Company	3.600%	3/1/09	330	324

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Energy — Continued
TXU Corp.	6.375%	6/15/06	40	$42

				395

Environmental Services — 0.7%
Allied Waste North America Incorporated	8.875%	4/1/08	14	15
Waste Management, Inc.	6.875%	5/15/09	275	305

				320

Food, Beverage and Tobacco — 2.1%
Altria Group, Inc.	5.625%	11/4/08	120	125
Altria Group, Inc.	7.000%	11/4/13	160	173
Kellogg Company	7.450%	4/1/31	200	252
Kraft Foods Inc.	5.250%	6/1/07	50	52
Kraft Foods Inc.	4.125%	11/12/09	120	119
Kraft Foods Inc.	6.250%	6/1/12	120	132
Sara Lee Corporation	6.250%	9/15/11	40	44
Sara Lee Corporation	3.875%	6/15/13	20	19
Smithfield Foods, Inc.	8.000%	10/15/09	16	18
Smithfield Foods, Inc.	7.000%	8/1/11	10	11

				945

Gaming — N.M.
Mohegan Tribal Gaming Authority	8.000%	4/1/12	8	9

Gas and Pipeline Utilities — 1.3%
Dynegy Holdings Inc.	8.750%	2/15/12	70	73
Southern Natural Gas Company	8.875%	3/15/10	105	118
Southern Natural Gas Company	8.000%	3/1/32	55	60
The Williams Companies, Inc.	7.125%	9/1/11	270	295
The Williams Companies, Inc.	8.750%	3/15/32	50	57

				603

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Homebuilding — N.M.
Lennar Corporation	9.950%	5/1/10	10	$11
Schuler Homes, Inc.	9.375%	7/15/09	4	4

				15

Insurance — N.M.
Xl Capital Ltd.	5.250%	9/15/14	20	20

Investment Banking/Brokerage — 0.7%
J.P. Morgan Chase & Co.	5.750%	1/2/13	170	180
Lehman Brothers Holdings Inc.	4.000%	1/22/08	30	30
Lehman Brothers Holdings Inc.	7.000%	2/1/08	100	110

				320

Lodging/Hotels — N.M.
Hilton Hotels Corporation	7.625%	5/15/08	4	5
Host Marriott Corporation	7.875%	8/1/08	5	5
Starwood Hotels & Resorts Worldwide, Inc.	7.375%	5/1/07	5	5

				15

Machinery — N.M.
Grant Prideco, Inc.	9.000%	12/15/09	8	9

Manufacturing (Diversified) — 0.8%
Tyco International Group S.A.	6.125%	11/1/08	100	108	F
Tyco International Group S.A.	6.375%	10/15/11	85	94	F
Tyco International Group S.A.	7.000%	6/15/28	38	44	F
Tyco International Group S.A.	6.875%	1/15/29	82	94	F

				340

Media — 1.7%
AOL Time Warner Inc.	6.150%	5/1/07	95	100
EchoStar DBS Corporation	5.256%	10/1/08	23	24	E
Lamar Media Corporation	7.250%	1/1/13	19	21
Liberty Media Corporation	3.990%	9/17/06	330	334	E

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Media — Continued
SBC Communications Inc.	5.100%	9/15/14	30	$30
Time Warner Inc.	7.625%	4/15/31	200	242

				751

Medical Care Facilities — 0.8%
HCA, Inc.	6.910%	6/15/05	10	10
HCA, Inc.	7.125%	6/1/06	10	11
HCA, Inc.	7.250%	5/20/08	20	21
HCA, Inc.	5.250%	11/6/08	55	55
HCA, Inc.	5.750%	3/15/14	230	223
Health Care REIT, Inc.	8.000%	9/12/12	11	13
Tenet Healthcare Corporation	9.875%	7/1/14	10	11	D

				344

Medical Products — 0.1%
Fresenius Medical Care Capital Trust II	7.875%	2/1/08	30	33	G

Oil and Gas — 1.0%
Amerada Hess Corporation	7.300%	8/15/31	10	11
Chesapeake Energy Corporation	9.000%	8/15/12	9	10
Chesapeake Energy Corporation	7.500%	9/15/13	10	11
El Paso Corporation	7.750%	1/15/32	100	96
El Paso Natural Gas Company	8.375%	6/15/32	70	78
Gazprom OAO	9.625%	3/1/13	10	12	D
Plains Exploration & Production Company	7.125%	6/15/14	10	11
Pride International, Inc.	7.375%	7/15/14	20	22
Western Oil Sands Inc.	8.375%	5/1/12	17	20	F
XTO Energy, Inc.	7.500%	4/15/12	145	169

				440

Paper and Forest Products — 0.4%
Georgia-Pacific Corp.	8.875%	2/1/10	5	6
Georgia-Pacific Corp.	9.500%	12/1/11	5	6

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Paper and Forest Products — Continued
Georgia-Pacific Corp.	7.700%	6/15/15	3	$3
Weyerhaeuser Company	6.125%	3/15/07	141	149

				164

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Company	5.750%	10/1/11	90	96
Omnicare, Inc.	8.125%	3/15/11	14	15

				111

Publishing — N.M.
Sun Media Corporation	7.625%	2/15/13	5	5	F

Real Estate — N.M.
Ventas Realty, Limited Partnership	8.750%	5/1/09	10	11

Retail — 0.3%
Wal-Mart Stores, Inc.	6.875%	8/10/09	70	78
Wal-Mart Stores, Inc.	4.550%	5/1/13	70	71

				149

Services — N.M.
Compagnie Generale de Geophysique S.A.	10.625%	11/15/07	10	11	F

Special Purpose — 2.2%
Devon Financing Corp. ULC	6.875%	9/30/11	260	295
Qwest Capital Funding, Inc.	7.750%	2/15/31	20	18
Sprint Capital Corporation	6.000%	1/15/07	165	173
Sprint Capital Corporation	7.625%	1/30/11	50	58
Sprint Capital Corporation	8.375%	3/15/12	90	109
Verizon Global Funding Corp.	6.875%	6/15/12	320	365

				1,018

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Corporate Bonds and Notes — Continued
Telecommunications — 0.1%
BellSouth Corporation	4.750%	11/15/12	10	$10
Cincinnati Bell Inc.	7.250%	7/15/13	30	31

				41

Telecommunications (Cellular/Wireless) — 0.8%
AT&T Wireless Services Inc.	7.500%	5/1/07	300	326
Nextel Communications, Inc.	7.375%	8/1/15	20	22
Rogers Wireless Communications Inc.	6.375%	3/1/14	10	10	F

				358

Transportation — 0.3%
Delta Air Lines, Inc.	6.718%	7/2/24	89	93
Kansas City Southern Railway	9.500%	10/1/08	29	33
Teekay Shipping Corporation	8.875%	7/15/11	22	25	F

				151

Utilities — 0.3%
United Utilities plc	6.450%	4/1/08	130	140	F

Total Corporate Bonds and Notes				10,369

Asset-Backed Securities — 1.8%
Indexed SecuritiesE — 1.8%
MBNA Credit Card Master Note Trust 2002-A3	2.643%	9/15/14	400	403
Sears Credit Account Master Trust 2001-1A	2.583%	2/15/10	400	400

Total Asset-Backed Securities				803

Mortgage-Backed Securities — 0.6%
Indexed SecuritiesE — 0.5%
Interstar Millennium 2003-1G	2.651%	5/27/35	235	235

Annual Report to Shareholders

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
Mortgage-Backed Securities — Continued
Stripped Securities — 0.1%
GMAC Commercial Mortgage Securities Inc. 1999-CTL1	0.891%	12/15/16	3,842	$52	D,H1

Total Mortgage-Backed Securities				287

U.S. Government and Agency Obligations — 20.3%
Fixed Rate Securities — 12.9%
United States Treasury Notes	2.625%	11/15/06	1,390	1,380
United States Treasury Notes	3.000%	11/15/07	4,280	4,253
United States Treasury Notes	4.250%	11/15/14	250	251

				5,884

Indexed SecuritiesC — 7.4%
United States Treasury Inflation-Protected Security	0.875%	4/15/10	2,075	2,055
United States Treasury Inflation-Protected Security	2.000%	7/15/14	1,266	1,306

				3,361

Total U.S. Government and Agency Obligations				9,245

U.S. Government Agency Mortgage-Backed Securities — 4.2%
Fannie Mae	6.500%	7/1/29	179	188
Fannie Mae	6.000%	12/1/35	200	207	I
Freddie Mac	6.500%	8/1/29	248	261
Government National Mortgage Association	7.000%	8/15/28	17	18
Government National Mortgage Association	6.500%	10/15/31	639	673

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

	Rate	Maturity Date	ParA	Value

United States Dollar — Continued
U.S. Government Agency Mortgage-Backed Securities — Continued
Government National Mortgage Association	6.000%	11/15/32	225	$234
Government National Mortgage Association	5.000%	12/15/35	300	300	I

Total U.S. Government Agency Mortgage-Backed Securities				1,881

Foreign Government Obligations — 5.6%
Fixed Rate Securities — 5.3%
Federative Republic of Brazil	14.500%	10/15/09	140	187	F
Federative Republic of Brazil	12.000%	4/15/10	70	86	F
Federative Republic of Brazil	8.000%	4/15/14	22	23	F
Federative Republic of Brazil	8.000%	4/15/14	61	62	F
Federative Republic of Brazil	11.000%	8/17/40	74	88	F
Republic of Bulgaria	8.250%	1/15/15	129	161	D,F
Republic of Colombia	10.500%	7/9/10	40	46	F
Republic of Colombia	11.750%	2/25/20	55	71	F
Republic of Panama	10.750%	5/15/20	60	78	F
Republic of Panama	9.375%	1/16/23	30	35	F
Republic of Peru	5.000%	3/7/17	82	78	B,F
Republic of Peru	5.000%	3/7/17	62	59	B,D,F
Republic of Peru	8.750%	11/21/33	20	22	F
Russian Federation	8.250%	3/31/10	10	11	F
Russian Federation	5.000%	3/31/30	550	569	B,F
United Mexican States	8.375%	1/14/11	180	211	F
United Mexican States	7.500%	4/8/33	581	628	F

				2,415

Indexed SecuritiesE — 0.3%
Federative Republic of Brazil	3.125%	4/15/12	53	51F
Federative Republic of Brazil	3.125%	4/15/12	71	67F

				118

Total Foreign Government Obligations				2,533

Annual Report to Shareholders

	Rate	Maturity Date	ParA		Value

United States Dollar — Continued
Preferred Stocks — 0.2%
Fannie Mae	7.000%		2	shs	$102E

Warrants — N.M.
AT&T Latin America Corporation			18	wts	0

Total United States Dollar					25,220

Total Long-Term Securities (Identified Cost — $35,017)					37,766

Short-Term Securities — 11.2%
Options Purchased — 0.2%
LIBOR Futures Call, September 2005, Strike Price GBP 93.25			18	K	87	J

Repurchase Agreements — 11.0%
Goldman, Sachs & Company
2.22%, dated 12/31/04, to be repurchased at $2,500 on 1/3/05 (Collateral: $2,330 Federal Home Loan Corporation notes, 5.625%, due 3/15/11, value $2,593)			$2,500		2,500
Merrill Lynch Government Securities, Inc.
2.25%, dated 12/31/04, to be repurchased at $2,496 on 1/3/05 (Collateral: $2,545 Federal Home Loan Bank bonds, 3.875%, due 1/15/10, value $2,551)			2,496		2,496

					4,996

Total Short-Term Securities (Identified Cost — $5,051)					5,083

Total Investments — 94.2% (Identified Cost — $40,068)					$42,849
Other Assets Less Liabilities — 5.8%					2,619

Net Assets — 100.0%					$45,468

Annual Report to Shareholders

Portfolio of Investments — Continued

Global Income Trust — Continued

		Actual	Appreciation/
	Expiration	Contracts	(Depreciation)

Futures Contracts PurchasedK
Eurodollar Futures	September 2005	31	$5

Futures Contracts WrittenK
Eurodollar Futures	March 2005	5	$(10)
Libor Futures	September 2005	18	(9)
U.S. Treasury Note Futures	March 2005	8	4
U.S. Treasury Note Futures	March 2005	18	(16)

			$(31)

A	Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency. Securities denominated in euro may not have been originally issued in euro, but were converted to euro from their local currencies as of January 1, 2002.

B	Stepped coupon security — A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
C	Treasury Inflation-Protected Security — Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index (“CPI”). Interest is calculated on the basis of the current adjusted principal value.
D	Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 1.3% of net assets.

E	Indexed Security — The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”) or the Euro Interbank Offered Rate (“EURIBOR”) Index. The coupon rates are as of December 31, 2004.
F	Yankee Bond — A dollar-denominated bond issued in the U.S. by foreign entities.

G	Unit — A security which consists of a bond and warrants to purchase the stock of the issuer.
H	Stripped Security — Security with interest-only or principal-only payment streams, denoted by the superscript 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest.

I	When-issued security — Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
J	Options and futures are described in more detail in the notes to financial statements.

K	Par represents actual number of contracts.

N.M. — Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Global Income Trust

December 31, 2004
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $35,017)	$37,766
Repurchase agreement at cost	4,996
Short-term securities at value (Identified Cost – $55)	87

Total investments		$42,849
Cash and foreign currencies		2,247

Receivable for:
Fund shares sold		146
Securities sold		2,092
Interest income		513
Other		1

		47,848

Liabilities:

Payable for:
Fund shares repurchased	25
Securities purchased	2,241
Income distribution	6
Futures variation margin	29
Due to distributor	5
Accrued expenses	74

		2,380

Net Assets		$45,468

Net assets consist of:

Accumulated paid-in-capital applicable to:
4,931 Primary Class shares outstanding	$46,352
Under/(over) distributed net investment income	808
Accumulated net realized gain/(loss) on investments, options, futures and foreign currency transactions	(4,209)
Unrealized appreciation/(depreciation) of investments, options, futures and foreign currency translations	2,517

Net Assets		$45,468

Net Asset Value Per Share:
Primary Class		$9.22

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Global Income Trust

For the Year Ended December 31, 2004
(Amounts in Thousands)

Investment Income:
Interest		$1,904

Expenses:

Management fees	$336
Distribution and service fees	336
Audit and legal fees	70
Custodian fees	105
Directors’ fees and expenses	20
Registration fees	20
Reports to shareholders	35
Transfer agent and shareholder servicing expense	53
Other expenses	3

	978
Less: Fees waived	(294)
Compensating balance credits	N.M.

Total expenses, net of waivers and compensating balance credits		684

Net Investment Income		1,220

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
Investments	1,106
Futures	260
Options	118
Foreign currency transactions	1,863

		3,347

Change in unrealized appreciation/(depreciation) of:
Investments, options and futures	(993)
Assets and liabilities denominated in foreign currencies	(45)

		(1,038)

Net Realized and Unrealized Gain/(Loss) on Investments		2,309

Change in Net Assets Resulting From Operations		$3,529

N.M. — Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Global Income Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/04	12/31/03

Change in Net Assets:
Net investment income	$1,220	$1,217
Net realized gain/(loss) on investments, options, futures and foreign currency transactions	3,347	2,302
Change in unrealized appreciation/(depreciation) of investments, options, futures, and assets and liabilities denominated in foreign currencies	(1,038)	709

Change in net assets resulting from operations	3,529	4,228
Distributions to shareholders from net investment income	(1,215)	(3,748)
Change in net assets from Fund share transactions	(1,296)	2,520

Change in net assets	1,018	3,000

Net Assets:
Beginning of year	44,450	41,450

End of year	$45,468	$44,450

Under/(over) distributed net investment income	$808	$(1,211)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Global Income Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2004		2003		2002		2001	2000

Net asset value, beginning of year	$8.74		$8.63		$8.10		$8.25	$9.28

Investment operations:
Net investment income	.23	A	.28	A	.30	A	.39	.50	A
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	.49		.61		.53		(.19)	(.97)

Total from investment operations	.72		.89		.83		.20	(.47)

Distributions:
From net investment income	(.24)		(.78)		(.30)		(.15)	—
Tax return of capital	—		—		—		(.20)	(.56)

Total distributions	(.24)		(.78)		(.30)		(.35)	(.56)

Net asset value, end of year	$9.22		$8.74		$8.63		$8.10	$8.25

Ratios/supplemental data:
Total return	8.39%		10.45%		10.51%		2.47%	(5.02)%
Expenses to average net assets	1.53	% A	1.90	% A	1.90	% A	1.90%	1.90	% A
Net investment income/(loss) to average net assets	2.72	% A	2.83	% A	3.70	% A	4.23%	6.48	% A
Portfolio turnover rate	245%		198%		141%		263%	190%
Net assets, end of year (in thousands)	$45,468		$44,450		$41,450		$43,609	$57,238

A	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.40% until April 30, 2005. Prior to April 1, 2004, the voluntary expense limitation was 1.90% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2004, 2.18%; 2003, 2.32%; 2002, 2.18%; and 2000, 1.98%.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

International Equity Trust

   Average annual total returns for the Fund for various periods ended December 31, 2004, are presented below, along with those of its benchmark and some comparative indices:

	Fourth
	Quarter	One	Five	Since
	2004	Year	Years	InceptionA

International Equity Trust
Primary Class	+15.56%	+20.86%	-0.69%	+5.01%
Financial Intermediary Class	+15.78%	+21.72%	N/A	+32.02%
Institutional Class	+15.92%	+22.06%	+0.29%	+1.79%
MSCI EAFE IndexB	+15.32%	+20.25%	-1.13%	+6.17%
MSCI EMF IndexC	+17.27%	+25.95%	+4.62%	+4.82%
S&P 500 Stock Composite IndexD	+9.23%	+10.88%	-2.30%	+11.56%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

   Measured U.S. interest rate increases, a moderation in the oil price and improved economic data in the U.S. provided a backdrop for a year-end global rally. For the year, the MSCI Europe, Australia, Far East (“EAFE”) Index advanced 20.25% in U.S. dollars, led by European markets. The EAFE return was well ahead of the broad market indices in the U.S.

A	The inception date of the Primary Class is February 17, 1995. The inception date of the Financial Intermediary Class is May 16, 2003. The inception date of the Institutional Class is May 5, 1998. Index returns are for periods beginning February 28, 1995. It is not possible to invest in an index.

B	The Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio.

C	The Morgan Stanley Capital International (“MSCI”) Emerging Markets Free (“EMF”) Index is a market-weighted aggregate of 26 individual emerging country indices. The Index takes into account local and market restrictions on share ownership by foreigners.

D	A market capitalization-weighted index, including reinvestment of dividends and capital gains distributions, that is generally considered representative of the U.S. stock market.

Annual Report to Shareholders

but behind the emerging markets index. The S&P 500 Index rose 10.88%, while the MSCI Emerging Markets Free Index was up 25.95%. Dollar weakness played a role; in local currency, the EAFE Index rose 12.7%.
   The International Equity Trust participated in a positive market environment for equities, rising 20.86% for the year, outperforming the benchmark. For the year, stock selection was positive across the major regions/sectors. The portfolio particularly benefited from consumer discretionary stocks within each major region — continental Europe, the U.K. and Japan. Region/sector weights, however, did not add value. Our investment process focuses first on stock selection and second on the relative weighting of sectors and regions, driven by our bottom-up stock information. We maintain a balance among size, sector and region for the portfolio across regions through the combination of our sector scoring and portfolio construction rules. As a result, the portfolio is well diversified across the regions and industries.

Batterymarch Financial Management, Inc.

January 25, 2005

Annual Report to Shareholders

Expense Example

International Equity Trust

   As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on July 1, 2004, and held through December 31, 2004.

Actual Expenses

   The first line in the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

   The second line in the table provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

Annual Report to Shareholders

Expense Example — Continued

	Beginning	Ending	Expenses PaidA
	Account	Account	During the	Annualized
	Value	Value	Period	Expense
	7/1/04	12/31/04	7/1/04 to 12/31/04	Ratio

Primary Class:
Actual	$1,000.00	$1,174.60	$11.51	2.10%
Hypothetical (5% return before expenses)	1,000.00	1,014.62	10.66

Financial Intermediary Class:
Actual	$1,000.00	$1,178.40	$7.41	1.35%
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

Institutional Class:
Actual	$1,000.00	$1,180.70	$5.88	1.07%
Hypothetical (5% return before expenses)	1,000.00	1,019.81	5.45

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), and divided by 365.

Annual Report to Shareholders

Performance Information

International Equity Trust

   The following graphs compare the Fund’s total returns against those of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment in Primary Class shares and an initial $1,000,000 investment in Financial Intermediary or Institutional Class shares of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

   Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+20.86%	+20.86%
Five Years	-3.39%	-0.69%
Life of Class*	+61.97%	+5.01%
* Inception date: February 17, 1995

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	An unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the Index’s portfolio. Index returns are for periods beginning February 28, 1995.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+21.72%	+21.72%
Life of Class*	+57.16%	+32.02%
* Inception date: May 16, 2003

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning April 30, 2003.

Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2004

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+22.06%	+22.06%
Five Years	+1.46%	+0.29%
Life of Class*	+12.55%	+1.79%
* Inception date: May 5, 1998

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning April 30, 1998.

Annual Report to Shareholders

Performance Information — Continued

Industry Diversification

December 31, 2004
(Amounts in Thousands)

	% of Net
	Assets	Value

		(000)
Aerospace & Defense	0.6%	$1,167
Airlines	0.2	348
Application Software	0.6	1,307
Auto Components	2.9	5,818
Automobiles	2.6	5,357
Banks	16.5	33,592
Beverages	1.3	2,630
Building Products	1.0	1,984
Chemicals	2.1	4,261
Commercial Services & Supplies	0.4	763
Communications Equipment	0.6	1,270
Construction & Engineering	2.2	4,448
Construction Materials	0.7	1,521
Distributors	0.5	1,088
Diversified Financials	2.9	5,824
Diversified Telecommunications	5.8	11,675
Electric Utilities	3.5	7,075
Electrical Equipment & Instruments	1.9	3,883
Food & Drug Retailing	3.2	6,591
Food Products	2.1	4,254
Health Care Equipment & Supplies	0.2	502
Health Care Providers & Services	1.6	3,179
Hotels, Restaurants & Leisure	2.4	4,858
Household Durables	2.0	4,071
Industrial Conglomerates	0.3	512
Insurance	4.2	8,625
Machinery	1.5	2,952
Marine	0.7	1,485
Media	0.9	1,905
Metals & Mining	5.4	10,945
Multi-Line Retail	2.0	4,014
Multi-Line Utilities	1.4	2,838
Office Electronics	1.9	3,937
Oil & Gas	9.0	18,187
Pharmaceuticals	4.4	8,961
Real Estate	1.4	2,897
Semiconductor Equipment & Products	0.9	1,755
Specialty Retail	1.4	2,786
Textiles & Apparel	0.6	1,247
Tobacco	0.8	1,605
Trading Companies & Distributors	1.2	2,378
Wireless Telecommunication Services	2.4	4,940
Short-Term Investments	1.5	3,159

Total Investment Portfolio	99.7	202,594
Other Assets Less Liabilities	0.3	549

Net Assets	100.0%	$203,143

Annual Report to Shareholders

Portfolio of Investments

International Equity Trust

December 31, 2004
(Amounts in Thousands)

	Shares/Par	Value

Common Stock and Equity Interests — 98.2%
Australia — 4.1%
BHP Billiton Limited	88	$1,059
Coca Cola Amatil Limited	199	1,263
Commonwealth Bank of Australia	16	409
CSL Limited	47	1,076
DB RREEF Trust	750	774
Insurance Australia Group Limited	66	330
Leighton Holdings Limited	132	1,272
Qantas Airways Limited	120	348
QBE Insurance Group Limited	153	1,830

		8,361

Austria — 1.1%
OMV AG	4	1,261
Wienerberger AG	20	952

		2,213

Belgium — 2.0%
Belgacom	27	1,180	A
D’Ieteren S.A.	1	148
Delhaize Group	17	1,254
Dexia	43	990
Fortis	19	535

		4,107

Canada — 1.6%
Canadian Imperial Bank of Commerce	15	873
Canadian Natural Resources Ltd.	14	598
Talisman Energy Inc.	14	377
Teck Cominco Limited	32	981
The Toronto – Dominion Bank	13	524

		3,353

Annual Report to Shareholders

	Shares/Par	Value

China — 0.4%
Beauty China Holdings Limited	796	$310
People’s Food Holdings Limited	558	512

		822

Denmark — 1.6%
Danisco A.S.	23	1,405
GN Store Nord A.S. (GN Great Nordic)	74	795
Jyske Bank A/S	29	1,069	A

		3,269

Finland — 1.5%
Elisa Oyj	42	667	A
Outokumpu Oyj	80	1,422
Sampo Oyj	66	910

		2,999

France — 6.0%
Assurances Generales de France (AGF)	7	543
Atos Origin S.A.	19	1,306	A
BNP Paribas S.A.	37	2,641
Compagnie Generale des Etablissements Michelin	15	953
France Telecom S.A.	28	912
Renault S.A.	10	850
Societe Generale	17	1,684
TotalFinaElf S.A.	9	2,030
Vinci S.A.	9	1,218

		12,137

Germany — 9.7%
BASF AG	26	1,895
Celesio (Gehe) AG	17	1,389
Continental AG	24	1,519
DaimlerChrysler AG	20	955
Deutsche Telekom AG	111	2,505	A
E.ON AG	26	2,355
Fresenius AG – preferred shares	10	932
HeidelbergCement AG	25	1,521

Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value

Germany — Continued
Metro AG	33	$1,791
Puma AG Rudolf Dassler Sport	2	534
RWE AG	33	1,808
Schering AG	10	768
Siemens AG	8	688
Thyssenkrupp AG	26	564
TUI AG	20	479

		19,703

Greece — 1.9%
Cosmote Mobile Telecommunications S.A.	50	997
Greek Organization of Football Prognostics	52	1,438
Public Power Corporation (PPC)	50	1,391

		3,826

Hong Kong — 1.1%
CLP Holdings Limited	86	491
Hang Lung Group Limited	315	620
Kerry Properties Limited	224	478
Pacific Basin Shipping Limited	239	103	A
Swire Pacific Limited	60	498

		2,190

India — 0.6%
Geodesic Information Systems Ltd.	N.M.	1
National Thermal Power Corporation Ltd.	98	197	A
Transgene Biotech Limited	246	929	A

		1,127

Ireland — 1.5%
Allied Irish Banks plc (AIB)	83	1,730
Fyffes plc	200	522
Irish Life & Permanent plc	47	871

		3,123

Annual Report to Shareholders

	Shares/Par	Value

Italy — 1.5%
Benetton Group S.p.A.	54	$713
ENI S.p.A.	89	2,228
Fondiaria – Sai S.p.A.	6	161

		3,102

Japan — 19.3%
ASAHI BREWERIES, LTD.	71	877
BRIDGESTONE CORPORATION	29	576
BROTHER INDUSTRIES, LTD.	46	390
CANON SALES CO., INC.	70	1,043
CANON, INC.	38	2,023
CASIO COMPUTER CO., LTD.	31	477
Chubu Electric Power Company, Incorporated	25	598
Circle K Sunkus Co., Ltd.	29	743	A
DAITO TRUST CONSTRUCTION CO., LTD.	22	1,019
Denso Corporation	22	588
Diamond Lease Company Limited	7	276
Electric Power Development Co., Ltd.	18	503	A
EXEDY Corporation	21	395
INPEX CORPORATION	N.M.	131	A
ITOCHU Corporation	83	383	A
JAPAN TOBACCO INC.	N.M.	1,605
Kawasaki Kisen Kaisha, Ltd.	73	468
Kobe Steel, Ltd.	624	953
KOYO SEIKO CO., LTD.	51	716
Matsushita Electric Industrial Co., Ltd.	70	1,107
Meiji Dairies Corporation	63	373
Mitsubishi Corporation	42	541
Mitsubishi Electric Corporation	114	557
MITSUBISHI GAS CHEMICAL COMPANY, INC.	107	503
MITSUBISHI MATERIALS CORPORATION	461	964
Mitsubishi Tokyo Financial Group, Inc.	N.M.	810
MITSUI & CO., LTD.	100	894
Mitsui O.S.K. Lines, Ltd.	100	598
Mitsui Trust Holdings, Inc.	57	566
Mizuho Financial Group, Inc.	N.M.	1,004

Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value

Japan — Continued
NHK SPRING CO., LTD.	62	$422
NIPPON MINING HOLDINGS, INC.	115	537
NIPPON OIL CORPORATION	69	441
Nippon Steel Corporation	208	508
Nippon Yusen Kabushiki Kaisha	78	419
NITTO DENKO CORPORATION	10	547
NTN CORPORATION	81	463
Oki Electric Industry Company, Limited	191	820	A
ORIX Corporation	10	1,381
Resona Holdings, Inc.	318	644	A
RICOH COMPANY, LTD.	25	481
SANDEN CORPORATION	73	450
Seiko Epson Corporation	10	444
Sekisui Chemical Co., Ltd.	73	532
Shimadzu Corporation	146	881
Sumitomo Electric Industries, Ltd.	36	391
Sumitomo Rubber Industries, Ltd.	59	550
SUZUKI MOTOR CORPORATION	25	455
TAISEI CORPORATION	127	493
Takeda Pharmaceutical Company Ltd.	18	919
THE BANK OF FUKUOKA, LTD.	191	1,254
Tohoku Electric Power Company, Incorporated	48	861
Toyota Motor Corporation	76	3,096
UFJ Holdings, Inc.	N.M.	646	A

		39,316

Netherlands — 4.8%
ABN AMRO Holding N.V.	74	1,954
Corio N.V.	18	1,025
DSM N.V.	15	968
ING Groep N.V.	69	2,080
Koninklijke (Royal) Philips Electronics N.V.	35	935
Randstad Holdings N.V.	12	486
Royal Dutch Petroleum Company	42	2,392

		9,840

Annual Report to Shareholders

	Shares/Par	Value

New Zealand — 0.2%
Telecom Corporation of New Zealand Limited	85	$374

Norway — 1.4%
DNB NOR ASA	58	567
Norsk Hydro ASA	16	1,285
Orkla ASA	15	490
Storebrand ASA	50	481

		2,823

Peru — 0.2%
Compania de Minas Buenaventura S.A.U. – ADR	14	316

Portugal — 0.8%
EDP – Energis de Portugal, S.A.	103	310
Portugal Telecom, SGPS, S.A.	101	1,239

		1,549

Russia — 0.7%
AO VimpelCom – ADR	19	683	A
Mobile Telesystems – ADR	5	679

		1,362

Singapore — 0.6%
China Flexible Packaging Holdings Limited	730	371	A
Keppel Corporation Limited	145	764

		1,135

South Africa — 0.6%
ABSA Group Limited	36	481
JD Group Limited	65	778

		1,259

South Korea — 1.2%
Daewoo Shipbuilding & Marine Engineering Co., Inc.	33	484	A
Kumho Industrial Co., Ltd.	28	365	A

Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value

South Korea — Continued
LG Home Shopping Inc.	13	$806	A
Samsung Electronics Co., Ltd.	2	696

		2,351

Spain — 3.6%
Acerinox, S.A.	70	1,112
ACS, Actividades de Contruccion y Servicios, S.A.	40	910
Banco Santander Central Hispano S.A.	104	1,280
Cortefiel, S.A.	33	515
Telefonica, S.A.	161	3,031
Union Electrica Fenosa S.A.	22	566

		7,414

Sweden — 1.6%
ForeningsSparbanken AB	37	920
Getinge AB	40	502
SKF AB	29	1,289
Telefonaktiebolaget LM Ericsson AB	149	474	A

		3,185

Switzerland — 3.7%
Credit Suisse Group	47	1,956	A
Nestle S.A.	3	863
Novartis AG	43	2,167
Swiss Life Holding	9	1,233	A
UBS AG	17	1,387

		7,606

Taiwan — 0.3%
ASE Test Limited – ADR	15	98	A
Siliconware Precision Industries Company – ADR	126	517

		615

United Kingdom — 24.6%
Alliance Unichem plc	59	858
Anglo American plc	33	789
Aviva plc	70	843
BAE Systems plc	170	751

Annual Report to Shareholders

	Shares/Par	Value

United Kingdom — Continued
Balfour Beatty plc	92	$555
Barclays plc	241	2,707
Boots Group plc	100	1,256
BP Amoco plc	383	3,730
Britannic Group plc	65	568
BT Group plc	454	1,768
Corus Group plc	1,126	1,090	A
Enterprise Inns plc	68	1,031
Friends Provident plc	290	855
GlaxoSmithKline plc	87	2,037
Greene King plc	18	448
HBOS plc	167	2,709
Hilton Group plc	111	603
HMV Group plc	76	378
HSBC Holdings plc	112	1,883
Imperial Chemical Industries plc	114	525
Inchcape plc	25	940
ITV plc	285	575
Marks & Spencer Group plc	79	522
Next Group plc	30	958
Pilkington plc	489	1,031
Reuters Group plc	89	643
Rolls-Royce Group plc	88	416	A
Royal Bank of Scotland Group plc	103	3,470
Shell Transport & Trading Company plc	373	3,178
Shire Pharmaceuticals Group plc	102	1,065
T & F Informa plc	95	687
Tate & Lyle plc	178	1,613
Tesco plc	417	2,573
United Utilities plc	69	833
Vodafone Group plc	954	2,582
Wiliam Hill plc	80	859
William Morrison Supermarkets plc	248	986

Annual Report to Shareholders

Portfolio of Investments — Continued

International Equity Trust — Continued

	Shares/Par	Value

United Kingdom — Continued
Wolseley plc	25	$457
Xstrata plc	66	1,186

		49,958

Total Common Stock and Equity Interests (Identified Cost — $157,438)		199,435

Repurchase Agreements — 1.5%
Bank of America
2%, dated 12/31/04, to be repurchased at $1,579 on 1/3/05 (Collateral: $1,460 Fannie Mae bank notes, 6%, due 5/15/11, value $1,621)	$1,579	1,579
Goldman, Sachs & Company
2.18%, dated 12/31/04, to be repurchased at $1,580 on 1/3/05 (Collateral: $1,547 Fannie Mae mortgage-backed securities, 6%, due 11/1/34, value $1,619)	1,580	1,580

Total Repurchase Agreements (Identified Cost — $3,159)		3,159

Total Investments — 99.7% (Identified Cost — $160,597)		202,594
Other Assets Less Liabilities — 0.3%		549

Net Assets — 100.0%		$203,143

A	Non-income producing.

N.M. — Not meaningful.

ADR — American Depository Receipt.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

International Equity Trust

December 31, 2004
(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost – $157,438)	$199,435
Short-term securities at value (Identified Cost – $3,159)	3,159

Total investments		$202,594
Cash and foreign currencies		14

Receivable for:
Fund shares sold		635
Securities sold		7
Dividend and interest income		361

		203,611

Liabilities:
Payable for fund shares repurchased	17

Due to:
Manager	130
Distributor	198
Accrued expenses	123

		468

Net Assets		$203,143

Net assets consist of:

Accumulated paid-in-capital applicable to:
13,375 Primary Class shares outstanding	$193,106
980 Financial Intermediary Class shares outstanding	8,951
617 Institutional Class shares outstanding	9,778
Undistributed net investment income/(loss)	184
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(50,898)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	42,022

Net Assets		$203,143

Net Asset Value Per Share:
Primary Class		$13.52

Financial Intermediary Class		$13.94

Institutional Class		$13.98

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

International Equity Trust

For the Year Ended December 31, 2004
(Amounts in Thousands)

Investment Income:
Dividends	$4,379
Interest	43
Less foreign tax withheld	(457)

Total income			$3,965

Expenses:
Management fees	1,249

Distribution and service fees:
Primary Class	1,482
Financial Intermediary Class	31
Audit and legal fees	64
Custodian fees	321
Directors’ fees and expenses	18
Registration fees	32
Reports to shareholders	52

Transfer agent and shareholder servicing expense:
Primary Class	185
Financial Intermediary Class	31
Institutional Class	1
Other expenses	13

	3,479
Less fees waived	(80)

Total expenses, net of waivers			3,399

Net Investment Income/(Loss)			566

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on:
Investments	21,778	A
Foreign currency transactions	46

			21,824

Change in unrealized appreciation/(depreciation) of:
Investments and foreign currency translations	11,512
Assets and liabilities denominated in foreign currencies	2

			11,514

Net Realized and Unrealized Gain/(Loss) on Investments			33,338

Change in Net Assets Resulting From Operations			$33,904

A	Net of foreign taxes of $381. See Note 1 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

International Equity Trust

(Amounts in Thousands)

	For the Years Ended

	12/31/04	12/31/03

Change in Net Assets:
Net investment income/(loss)	$566	$458
Net realized gain/(loss) on investments and foreign currency transactions	21,824	8,439
Change in unrealized appreciation/(depreciation) of investments and foreign currency translations	11,514	30,426

Change in net assets resulting from operations	33,904	39,323

Distributions to shareholders from net investment income:
Primary Class	(308)	(38)
Financial Intermediary Class	(80)	(132)
Institutional Class	(53)	(12)

Change in net assets from Fund share transactions:
Primary Class	21,609	2,871
Financial Intermediary Class	(1,116)	(2,005)
Institutional Class	3,751	2,244
Change in net assets from shares issued in connection with fund acquisition:A
Primary Class	N/A	9,952
Financial Intermediary Class	N/A	11,540
Institutional Class	N/A	527

Change in net assets	57,707	64,270

Net Assets:
Beginning of year	145,436	81,166

End of year	$203,143	$145,436

Undistributed net investment income/(loss)	$184	$439

A	See Note 7 to the financial statements.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

International Equity Trust

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

Primary Class:

	Years Ended December 31,

	2004		2003		2002		2001		2000

Net asset value, beginning of year	$11.21		$8.02		$9.19		$11.35		$14.23

Investment operations:
Net investment income/(loss)	.02	A	.03	A	.02	A	(.07	) A	(.11)
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	2.31		3.16		(1.19)		(2.09)		(2.58)

Total from investment operations	2.33		3.19		(1.17)		(2.16)		(2.69)

Distributions:
From net investment income	(.02)		(.003)		—		—		—
From net realized gain on investments	—		—		—		—		(.19)

Total distributions	(.02)		(.003)		—		—		(.19)

Net asset value, end of year	$13.52		$11.21		$8.02		$9.19		$11.35

Ratios/supplemental data:
Total return	20.86%		39.82%		(12.73)%		(19.03)%		(19.10)%
Expenses to average net assets	2.13	% A	2.25	% A	2.25	% A	2.25	% A	2.12%
Net investment income/(loss) to average net assets	.25	% A	.42	% A	.23	% A	(.41	)% A	(.65)%
Portfolio turnover rate	115%		131%		109%		202%		193%
Net assets, end of year (in thousands)	$180,864		$129,535		$81,032		$107,243		$181,500

A	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 2.10% until April 30, 2005. Prior to April 1, 2004, the voluntary expense limitation was 2.25% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2004, 2.18%; 2003, 2.39%; 2002, 2.40%; and 2001, 2.27%.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	For the Year Ended		Period Ended
	December 31, 2004		December 31, 2003B

Net asset value, beginning of year	$11.53		$ 9.03

Investment operations:
Net investment income/(loss)	.11	C	.01	C
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	2.38		2.59

Total from investment operations	2.49		2.60

Distributions:
From net investment income	(.08)		(.10)

Total distributions	(.08)		(.10)

Net asset value, end of year	$13.94		$11.53

Ratios/supplemental data:
Total return	21.72%		29.12	%D
Expenses to average net assets	1.39	%C	1.50	%C,E
Net investment income/(loss) to average net assets	1.00	%C	.54	%C,E
Portfolio turnover rate	115%		131%
Net assets, end of year (in thousands)	$13,661		$12,357

B	For the period May 16, 2003 (commencement of operations) to December 31, 2003.

C	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.35% until April 30, 2005. Prior to April 1, 2004, the voluntary expense limitation was 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the year ended December 31, 2004, 1.55%; and for the period ended December 31, 2003, 1.72%.

D	Not annualized.

E	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights — Continued

International Equity Trust — Continued

Institutional Class:

	Years Ended December 31,

	2004	2003		2002		2001		2000

Net asset value, beginning of year	$11.56	$8.27		$9.40		$11.49		$14.26

Investment operations:
Net investment income/(loss)	.14	.07	F,G	.09	F,G	.01	F	(.01)
Net realized and unrealized gain/(loss) on investments, options, futures and foreign currency transactions	2.39	3.32		(1.22)		(2.10)		(2.57)

Total from investment operations	2.53	3.39		(1.13)		(2.09)		(2.58)

Distributions:
From net investment income	(.11)	(.10)		—		—		—
From net realized gain on investments	—	—		—		—		(.19)

Total distributions	(.11)	(.10)		—		—		(.19)

Net asset value, end of year	$13.98	$11.56		$8.27		$9.40		$11.49

Ratios/supplemental data:
Total return	22.06%	41.32%		(12.02)%		(18.19)%		(18.28)%
Expenses to average net assets	1.07%	1.25	% F	1.25	% F	1.25	% F	1.20%
Net investment income/(loss) to average net assets	1.29%	.75	% F	.99	% F	.67	% F	.17%
Portfolio turnover rate	115%	131%		109%		202%		193%
Net assets, end of year (in thousands)	$8,618	$3,544		$134		$85		$70

F	Net of fees waived by LMFA for expenses in excess of a voluntary expense limitation of 1.10% until April 30, 2005. Prior to April 1, 2004, the voluntary expense limitation was 1.25% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended December 31, 2003, 1.36%; 2002, 1.37%; and 2001, 1.27%.

G	Computed using average daily shares outstanding.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Global Trust, Inc.

(Amounts in Thousands)

1. Significant Accounting Policies:

   The Legg Mason Global Trust, Inc. (“Corporation”), consisting of the Emerging Markets Trust (“Emerging Markets”), Global Income Trust (“Global Income”) and the International Equity Trust (“International Equity”) (each a “Fund”), is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end investment company. Emerging Markets and International Equity are diversified; Global Income is non-diversified.
   Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. The Institutional Classes of Emerging Markets and Global Income have not commenced operations. Emerging Markets and International Equity have an additional authorized class of shares: Financial Intermediary Class. The Financial Intermediary Class of Emerging Markets has not commenced operations. The income and expenses of International Equity are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged on Primary Class and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
   Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

   Equity securities traded on national securities exchanges are valued at the last quoted sales price, except securities traded on the Nasdaq Stock Market, Inc. (“NASDAQ”), which are valued in accordance with the NASDAQ Official Closing Price. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service.
   Each Fund’s securities are valued on the basis of available market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. A Fund may use fair value pricing instead of market quotations to value one or more securities if the Fund believes that, because of special circumstances, doing so would more accurately reflect the prices the Fund expects to realize on the current sale of those securities. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

   Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

Security Transactions

   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.
   For the year ended December 31, 2004, security transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales

	U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other

Emerging Markets	$—	$187,600	$—	$166,716
Global Income	74,091	33,610	71,500	44,401
International Equity	—	211,851	—	187,735

Foreign Currency Translation

   Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 pm Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

   The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of

Annual Report to Shareholders

a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. Each Fund’s investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

   Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, which are calculated at the class level, if available, will be paid monthly for Global Income, and annually for Emerging Markets and International Equity. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. At December 31, 2004, Global Income had an accrued dividend payable of $6.

Compensating Balance Credits

   The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on each Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. For the year ended December 31, 2004, each of the Funds earned compensating balance credits of less than $1.

Foreign Taxes

   Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.
   Gains realized upon disposition of Indian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to the repatriation of sales proceeds. As of December 31, 2004, there were deferred tax liabilities accrued on unrealized gains of $165 for Emerging Markets.

Other

   In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

   No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gain to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.
   Distributions during the years ended December 31, were characterized as follows for tax purposes:

	Emerging				International
	Markets		Global Income		Equity

	For the Years		For the Years		For the Years
	Ended		Ended		Ended
	December 31,		December 31,		December 31,

	2004	2003	2004	2003	2004	2003

Ordinary income	$—	$—	$1,215	$3,748	$441	$182
Long-term capital gains	7,822	—	—	—	—	—

Total distributions	$7,822	$—	$1,215	$3,748	$441	$182

   Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year (“post-October loss”) as occurring on the first day of the following tax year. For the year ended December 31, 2004, realized capital and currency losses reflected in the accompanying financial statements, as shown in the table below, which will not be recognized for federal income tax purposes until 2005.

Annual Report to Shareholders

   The tax basis components of net assets at December 31, 2004 were:

	Emerging	Global	International
	Markets	Income	Equity

Unrealized appreciation	$30,125	$3,365	$41,651
Unrealized depreciation	(981)	(563)	(228)

Net unrealized appreciation/ (depreciation)	29,144	2,802	41,423
Undistributed ordinary income/(loss)	3,818	547	221
Undistributed long-term capital gains	1,625	—	—
Capital loss carryforwards	—	(4,227)	(50,336)
Post-October loss push and other loss deferrals	(36)	—	—
Paid-in capital	111,284	46,346	211,835

Net assets	$145,835	$45,468	$203,143

   The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. Unused capital loss carryforwards for federal income tax purposes for the Funds at December 31, 2004, were:

Expiration	Global	International
Date	Income	Equity

2007	$1,928	$—
2008	1,987	—
2009	107	12,303
2010	205	31,488
2011	—	6,545

   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2004, the Funds recorded the following permanent reclassifications, which relate primarily to reclassifications of gains/losses on paydown securities, currency transactions and foreign taxes. Results of operations and net assets were not affected by these reclassifications.

	Emerging	Global	International
	Markets	Income	Equity

Undistributed net investment income	$77	$2,014	$(335)
Accumulated realized gain/(loss)	(77)	(2,014)	335

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

   At December 31, 2004, the cost of investments for federal income tax purposes was $114,049 for Emerging Markets, $39,783 for Global Income, and $161,196 for International Equity.

3. Options and Futures:

   As part of its investment program, Global Income may utilize options and futures. Emerging Markets and International Equity may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.
   When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:

The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Annual Report to Shareholders

Written option:	Impact on the Fund:

The option expires	Realize a gain equal to the amount of the premium received.

The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.

A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of the sale will be increased by the premium originally received when the option was written.

A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

   The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that a Fund may forgo the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

   Activity in written call and put options during the year ended December 31, 2004, was:

	Calls		Puts

	Actual		Actual
Global Income	Contracts	Premiums	Contracts	Premiums

Options outstanding, December 31, 2003	—	$—	49	$56
Options written	12	26	7	4
Options closed	—	—	(56)	(60)
Options expired	(11)	(22)	—	—
Options exercised	(1)	(4)	—	—

Options outstanding, December 31, 2004	—	$—	—	$—

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

   Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by that Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

   The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
   The open futures positions and related appreciation or depreciation at December 31, 2004, for Global Income are listed at the end of its portfolio of investments.

4. Financial Instruments:

Emerging Market Securities

   Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

   As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.
   Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Annual Report to Shareholders

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

   At December 31, 2004, open forward currency exchange contracts (expressed in the contractual currency) were:

Global Income:

	Contract to

					Unrealized
Settlement Date	ReceiveA		DeliverA		Gain/(Loss)

02/08/05	AUD	3,235	USD	2,418	$102
02/08/05	USD	2,284	AUD	3,084	(118)
02/08/05	CAD	2,257	USD	1,856	24
02/08/05	USD	1,872	CAD	2,332	(70)
02/08/05	EUR	218	HUF	54,979	20
02/08/05	EUR	13,679	USD	17,451	1,082
02/08/05	EUR	332	SEK	3,010	25
02/08/05	USD	19,490	EUR	15,224	(1,137)
02/08/05	JPY	122,926	EUR	910	(88)
02/08/05	HUF	54,979	EUR	221	(5)
02/08/05	HUF	54,979	EUR	221	6
02/08/05	EUR	218	HUF	54,979	(25)
02/08/05	USD	229	HUF	43,101	(7)
02/08/05	JPY	122,926	EUR	910	55
02/08/05	JPY	917,365	USD	8,573	377
02/08/05	USD	8,127	JPY	866,201	(324)
02/08/05	USD	321	NOK	2,093	(23)
02/08/05	GBP	473	USD	857	48
02/08/05	USD	1,241	GBP	685	(68)
02/15/05	KRW	216,000	USD	196	13
02/08/05	SEK	1,200	USD	167	14
02/08/05	USD	1,501	SEK	10,807	(123)
02/08/05	EUR	332	SEK	3,010	(27)

					$(249)

A	Definitions of currency abbreviations:

AUD — Australian dollar CAD — Canadian dollar EUR — Euro GBP — British pound HUF — Hungarian forint	NOK — Norwegian krone JPY — Japanese yen KRW — South Korean won SEK — Swedish krona USD — United States dollar

Annual Report to Shareholders

5. Transactions With Affiliates:

   Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA has agreed to waive its fees to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees, expense limits, management fees waived, and management fees payable for each Fund:

			Year Ended
			December 31, 2004

	Management	Expense	Management
Fund	Fee	Limitation	Fees Waived

Emerging Markets
Primary Class	1.00%	2.25%	$360
Global Income
Primary Class	0.75%	1.40%	197
International Equity
Primary Class	0.75%	2.10%	—
Financial Intermediary Class	0.75%	1.35%	—
Institutional Class	0.75%	1.10%	—

   Effective April 1, 2004, the Funds’ expense limitations were lowered. Emerging Markets’ expense limitation was lowered from 2.50% to 2.25% for the Primary Class. Global Income’s expense limitation was lowered from 1.90% to 1.40% for the Primary Class. International Equity’s expense limitations were lowered from 2.25% to 2.10% for the Primary Class, 1.50% to 1.35% for the Financial Intermediary Class, and 1.25% to 1.10% for the Institutional Class. The new expense limitations are effective through April 30, 2005.

   Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to Emerging Markets and International Equity. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 75% of the fee received from Emerging Markets and 66 2/3% of the fee received by LMFA from International Equity.
   Western Asset Management Company (“WAM”) serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

   Western Asset Management Company Limited (“WAML”) serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund’s average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund’s average daily net assets, net of any waivers.
   Legg Mason Wood Walker, Incorporated (“Legg Mason”), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund’s respective Class’s average daily net assets, calculated daily and payable monthly, as follows:

			Year Ended
			December 31, 2004

			Distribution
	Distribution	Service	Fees
	Fee	Fee	Waived

Emerging Markets
Primary Class	0.75%	0.25%	$—
Global Income
Primary Class	0.50%	0.25%	97
International Equity
Primary Class	0.75%	0.25%	60
Financial Intermediary	—	0.25%	20

   No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the year ended December 31, 2004. LM Fund Services, Inc. (“LMFS”), a registered transfer agent, has an agreement with the Funds’ transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid LMFS the following amounts for the year ended December 31, 2004: Emerging Markets, $37; Global Income, $17; and International Equity, $55.

   LMFA, Batterymarch, WAM, WAML, Legg Mason and LMFS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

6. Line of Credit:

   The Funds, along with certain other Legg Mason Funds, participate in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal

Annual Report to Shareholders

funds rate margin. For the year ended December 31, 2004, the Funds had no borrowings under the Credit Agreement.

7. Acquisition of Legg Mason Europe Fund:

   On May 16, 2003, the International Equity Trust acquired substantially all of the assets of the Europe Fund, pursuant to the Agreement and Plan of Reorganization dated April 30, 2003, which was approved by the shareholders of the Europe Fund on April 30, 2003. The acquisition was accomplished by a tax-free exchange of 1,277 Financial Intermediary Class shares (having a value of $11,540), 1,140 Primary Class shares (having a value of $9,952), and 58 Institutional Class shares (having a value of $527), for the 1,144 Class A, 1,040 Primary Class, and 52 Institutional Class shares, respectively, of the Europe Fund outstanding at the merger date. The Europe Fund’s net assets at that date, which included $2 of undistributed net investment income, $37,749 of accumulated net realized loss and $1,692 of net unrealized gain, were combined with those of the International Equity Trust, resulting in aggregate net assets of $110,920.

8. Fund Share Transactions:

   At December 31, 2004, there were 125,000 shares authorized at $.001 par value for all active classes of Emerging Markets and Global Income. At December 31, 2004, there were 125,000 shares authorized at $.001 par value for the Primary and Institutional Classes of International Equity, and 100,000 shares authorized at $.001 par value for its Financial Intermediary Class. Share transactions were:

	Emerging Markets Trust		Global Income

	Primary Class		Primary Class

	Years Ended		Years Ended

	12/31/04	12/31/03	12/31/04	12/31/03

Shares:
Sold	2,815	1,624	891	1,101
Reinvested	493	—	124	382
Repurchased	(1,121)	(1,082)	(1,167)	(1,201)

Net Change	2,187	542	(152)	282

Amount:
Sold	$42,838	$18,988	$7,862	$9,850
Reinvested	7,627	—	1,091	3,369
Repurchased	(16,389)	(11,067)	(10,249)	(10,699)

Net Change	$34,076	$7,921	$(1,296)	$2,520

Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

	International Equity

	Primary Class			Financial Intermediary			Institutional Class

	Years Ended			Years Ended			Years Ended

	12/31/04	12/31/03		12/31/04	12/31/03B		12/31/04	12/31/03

Shares:
Sold	3,602	8,152	C	53	1,292	E	494	333	G
Reinvestment of Dividends	26	4		6	12		4	1
Repurchased	(1,804)	(6,708)		(150)	(233)		(188)	(43)

Net Change	1,824	1,448		(91)	1,071		310	291

Amount:
Sold	$42,412	$71,222	D	$646	$11,685	F	$6,008	$3,206	H
Reinvestment of Dividends	298	36		67	109		50	8
Repurchased	(21,101)	(58,435)		(1,829)	(2,259)		(2,307)	(443)

Net Change	$21,609	$12,823		$(1,116)	$9,535		$3,751	$2,771

B	For the period May 16, 2003 (commencement of sale of Financial Intermediary Class shares) to December 31, 2003.

C	Includes 1,140 shares issued in connection with fund acquisition (see Note 7).

D	Includes $9,952 from fund acquisition (see Note 7).

E	Includes 1,277 shares issued in connection with fund acquisition (see Note 7).

F	Includes $11,540 from fund acquisition (see Note 7).

G	Includes 58 shares issued in connection with fund acquisition (see Note 7).

H	Includes $527 from fund acquisition (see Note 7).

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Trust,
Global Income Trust, and International Equity Trust,
and to the Directors of Legg Mason Global Trust, Inc.:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Trust, Global Income Trust, and International Equity Trust, (comprising the Legg Mason Global Trust, Inc., hereafter referred to as the “Funds”) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

Annual Report to Shareholders

Directors and Officers

   The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 23rd Floor, Baltimore, Maryland 21202.

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

INDEPENDENT DIRECTORS:A

Hearn, Ruby P. Director since 2004 B Age 64	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President Emerita of The Robert Wood Johnson Foundation since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. Director since 1993 B Age 60	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Director of The Brooklyn Museum of Art since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).

Masters, Robin J.W. Director since 2002 B Age 49	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Retired. Director of Bermuda SMARTRISK (non-profit) since 2001. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. Director since 1993 B Age 60	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chief Executive Officer of The Marrow Foundation since 1993. Formerly: Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Mehlman, Arthur S. Director since 2002 B Age 62	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Municipal Mortgage & Equity, LLC.	Retired. Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter Director since 1999 B Age 59	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios); Director of Renaissance Capital Greenwich Funds; and Director of Technology Investment Capital Corp.	Trustee of Colgate University; President of Hill House, Inc. (residential home care). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford Director since 2002 B Age 61	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Consultant, Rowan & Blewitt Inc. (management consulting); Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Director of Santa Fe Institute (scientific research institute) since 1999; Director of Annapolis Center for Science-Based Public Policy since 1995.

Annual Report to Shareholders

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

Tarola, Robert M. Director since 2004 B Age 54	Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President and Chief Financial Officer of W. R. Grace & Co. (specialty chemicals) since 1999.

INTERESTED DIRECTORS:C

Curley, John F., Jr. Chairman and Director since 1993 B Age 65	Chairman and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios).	Chairman of the Board of all Legg Mason funds. Formerly: Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Incorporated (1982-1998); Director of Legg Mason Fund Adviser, Inc. (1982-1998) and Western Asset Management Company (1986-1998) (each a registered investment adviser).

Fetting, Mark R. President since 2001; Director since 2002B Age 50	President and Director/Trustee of all Legg Mason funds (consisting of 23 portfolios); Trustee of The Royce Family of Funds (consisting of 21 portfolios).	Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason affiliates since 2000. Formerly: Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates; Vice President, T. Rowe Price Group, Inc.

EXECUTIVE OFFICERS:D

Karpinski, Marie K. Vice President and Treasurer since 1993 B Age 55	Vice President and Treasurer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Treasurer of all Legg Mason funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Treasurer of Western Asset Funds, Inc.; Treasurer and Principal Financial and Accounting Officer of Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.

Merz, Gregory T. Vice President and Chief Legal Officer since 2003B Age 46	Vice President and Chief Legal Officer of all Legg Mason funds (consisting of 23 portfolios).	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002); Senior Associate, Debevoise & Plimpton (1985-1993).

Annual Report to Shareholders

Directors and Officers — Continued

Name, Position(s) and	Number of Legg Mason
Year First Elected	Funds Overseen and	Principal Occupation(s)
With Fund, and Age	Other Directorships	During the Past Five Years

Olmert, Amy M. Vice President and Chief Compliance Officer since 2004B Age 41	Vice President and Chief Compliance Officer of all Legg Mason funds (consisting of 23 portfolios).	Senior Vice President of Legg Mason, Inc. since 2004. Chief Compliance Officer of all Legg Mason Funds, Western Asset Funds, Inc., Pacific American Income Shares, Inc., Western Asset Premier Bond Fund, Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund, and Western Asset/ Claymore U.S. Treasury Inflation Protected Securities Fund 2 since 2004. Formerly: Managing Director, Deutsche Asset Management (1997-2004).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS

AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL
INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY
CALLING 1-800-822-5544 OR ON THE
SECURITIES AND EXCHANGE COMMISSION
WEBSITE (http://www.sec.gov).

A	Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

B	Directors of the Funds serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Funds are elected annually to serve until their successors are elected and qualified.

C	Mr. Curley and Mr. Fetting are considered to be interested persons (as defined in the 1940 Act) of the Funds by virtue of being both employees of Legg Mason Wood Walker, Incorporated, the principal underwriter of the Funds, and as owners of common stock of Legg Mason, Inc.

D	Officers of the Funds are interested persons (as defined in the 1940 Act).

Fund Information

Investment Advisers

   For Emerging Markets Trust and International Equity Trust:
      Batterymarch Financial Management, Inc.
      Boston, MA

   For Global Income Trust:
      Western Asset Management Company
      Pasadena, CA

Investment Sub-Adviser

   For Global Income Trust:
      Western Asset Management Company Limited
      London, England

Investment Manager

   Legg Mason Fund Adviser, Inc.
   Baltimore, MD

Board of Directors

   John F. Curley, Jr., Chairman
   Mark R. Fetting, President
   Dr. Ruby P. Hearn
   Arnold L. Lehman
   Robin J.W. Masters
   Dr. Jill E. McGovern
   Arthur S. Mehlman
   G. Peter O’Brien
   S. Ford Rowan
   Robert M. Tarola

Officers

   Marie K. Karpinski, Vice President and Treasurer
   Gregory T. Merz, Vice President and Chief Legal Officer
   Amy M. Olmert, Vice President and Chief Compliance Officer
   Richard M. Wachterman, Secretary
   Wm. Shane Hughes, Assistant Treasurer
   Jennifer P. Streaks, Assistant Secretary

Transfer and Shareholder Servicing Agent

   Boston Financial Data Services
   Braintree, MA

Custodian

   State Street Bank & Trust Company
   Boston, MA

Counsel

   Kirkpatrick & Lockhart LLP
   Washington, DC

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP
   Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust
Money Market Funds
Cash Reserve Trust
Tax Exempt Trust
U.S. Government Money Market Portfolio	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Funds’ website at www.leggmasonfunds.com/aboutlmf.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

For more information about the differences between the fund share classes included in this report, contact a Legg Mason Financial Advisor.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Funds For Primary Class Shareholders 800-822-5544 www.leggmasonfunds.com	Legg Mason Institutional Funds For FI and I Class Shareholders 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Wood Walker, Incorporated

P.O. Box 1476, Baltimore, MD 21203-1476
410-539-0000

LMF-042

Item 2 — Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Global Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(c)	On August 12, 2004, the Registrant’s Code of Ethics for Principal Executive and Financial Officers was amended. The amended Code is set forth as an exhibit to this filing. A brief description of the amendment is set forth below:

•	The fifth bullet point of Section IV has been revised to clarify that it applies to employment positions.

•	The sixth bullet point of Section IV has been revised to require that Covered Persons report any employment positions they (or a member of their immediate family) hold with a service provider to a fund.

•	Footnote one to the third bullet in Section II has been added. That third bullet of Section II states that a Covered Officer should confer with the Chief Legal Officer if the Covered Officer will serve as director of any public company. There is an exception to the requirement to confer with the Chief Legal Officer if the directorship is of the Legg Mason Funds or their investment advisers or any affiliated person thereof. Footnote one clarifies that the exception does not apply to a company that is affiliated with a fund because the fund owns 5% of the company’s stock, or because the company owns more than 5% of the fund’s stock and the company is not part of the Legg Mason complex.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3 — Audit Committee Financial Expert

The directors of the Registrant determined that its board has at least one audit committee financial expert serving on its Audit Committee.

Mr. Arthur S. Mehlman is the Audit Committee financial expert. He is “independent.”

Item 4 — Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2003 — $125,290 Fiscal Year Ended December 31, 2004 — $106,500

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item (a) above.

PricewaterhouseCoopers LLP did not bill fees for assurance and related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

Fiscal Year Ended December 31, 2003 — $0 Fiscal Year Ended December 31, 2004 — $3,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant by PricewaterhouseCoopers LLP during either of the last two fiscal years in addition to those disclosed in items (a) through (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a) through (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is delegation to its Chairperson of the authority to pre-approve items for which a decision may be desired prior to the next meeting of the Committee. Such pre-approvals are reported at the next quarterly meeting of the Audit Committee.

(2)There were no services provided to the Registrant that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2003 — $883,350 Fiscal Year Ended December 31, 2004 — $372,631

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5 — Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6 — Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7 — Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

The Registrant is not a closed-end management investment company.

Item 8 — Portfolio Managers of Closed-End Management Investment Companies

The Registrant is not a closed-end management investment company.

Item 9 — Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

The Registrant is not a closed-end management investment company.

Item 10 — Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary .

Item 11 — Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 — Exhibits

(a)	File the exhibits listed below as part of this Form.

(a)(1)	The Registrant’s code of ethics applicable to registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	The Registrant is not a closed-end management investment company.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Trust, Inc.

By: /s/ Mark R. Fetting

Mark R. Fetting
President
Legg Mason Global Trust Trust, Inc.

Date: February 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark R. Fetting

Mark R. Fetting
President
Legg Mason Global Trust, Inc.

Date: February 25, 2005

By: /s/ Marie K. Karpinski

Marie K. Karpinski
Vice President and Treasurer
Legg Mason Global Trust, Inc.

Date: February 25, 2005